THIRD QUARTER REPORT
--------------------------------------------------------------------------------
                               September 30, 1998


                        [Adams Express Company Logo](R)


                            BUILDING FOR THE FUTURE
                           WITH SOLID INVESTMENTS(R)



The Adams Express Company
--------------------------------------------------------------------------------

Board of Directors

Enrique R. Arzac(1,3)           Augustine R. Marusi(1,3)
Allan Comrie(1,3)               W. Perry Neff(3,4)
Daniel E. Emerson(2,4)          Douglas G. Ober(1)
Thomas H. Lenagh(2,4)           Landon Peters(1,2)
W.D. MacCallan(1,3)             John J. Roberts(1,4)
                Robert J.M. Wilson(2,4)


1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers

Douglas G. Ober               Chairman and
                                Chief Executive Officer
Joseph M. Truta               President
Richard F. Koloski            Executive Vice President
Richard B. Tumolo             Vice President--Research
Maureen A. Jones              Vice President and Treasurer
Lawrence L. Hooper, Jr.       Secretary and
                                General Counsel
Dana M. Cannon                Assistant Treasurer
Geraldine H. Stegner          Assistant Secretary



                                   ----------
                                   Stock Data
                                   ----------
Price (9/30/98)                                   $23.125
Net Asset Value (9/30/98)                         $28.45
Discount:                                          18.7%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 1998
                             ---------------------

From Investment Income                                 $0.31
From Net Realized Gains                                 0.05
                                                       -----
    Total                                              $0.36
                                                       =====

                          ---------------------------
                          1998 Dividend Payment Dates
                          ---------------------------

                                March 1, 1998
                                June 1, 1998
                                September 1, 1998
                                December 27, 1998*
                            *Anticipated


[Recycle Logo] Printed on recycled paper

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



We are pleased to submit the financial statements for the nine months ended September 30, 1998. In addition, a schedule of investments and summary financial information for the Company are provided.

Net assets of the Company at September 30, 1998 were $28.45 per share, as compared with $28.51 per share at December 31, 1997 on the 49,949,239 shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 1.2%. On March 1, 1998, a distribution of $0.12 per share was paid consisting of $0.05 from 1997 long-term capital gain, $0.02 from 1997 investment income and $0.05 from 1998 investment income. All are taxable in 1998. Regular 1998 investment income dividends of $0.12 per share were paid on June 1, 1998 and September 1, 1998.

Net investment income for the nine months ended September 30, 1998 amounted to $17,006,249, compared with $15,138,081 for the same period in 1997. These earnings are equal to $0.34 and $0.32, respectively, per share, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 1998 amounted to $82,197,825, the equivalent of $1.65 per share.

Current and potential shareholders can find information about the Company, including the daily net asset value (NAV) per share and the market price discount to the NAV, at its site on the Worldwide Web. The address for the site is www.adamsexpress.com. Also available at the website are a brief history of the Company, historical financial information, and more general industry material.

Included with this report is a press release from the Closed-End Fund Association discussing a recent study released by CDA/Wiesenberger. The study examines the effects of the conversion of closed-end funds into open-end funds and the damage done to long-term investors. The study concludes that such conversions usually result in a dramatic decline in the assets of a fund following conversion, the generation of significant capital gains necessitated by the liquidation of holdings to meet redemptions, and a marked increase in a fund's expense ratio. The complete study can be found at the CDA/Wiesenberger website: www.wiesenberger.com/adx.htm.

Effective September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced with The Bank of New York's BuyDIRECT(SM)* Plan. The Bank of New York ("the Bank") is the transfer agent for the Company and sponsors and administers the Plan. Under theBuyDIRECT plan, shareholders are able to reinvest their dividends (as under the dividend reinvestment plan that it replaced) and first time shareholders, as well as existing shareholders, are able to acquire shares directly from the Bank without the need of going through a broker, at a substantial cost savings.To obtain further information, please see page 10 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

*BuyDIRECT is a service mark of The Bank of New York.



By order of the Board of Directors,





/s/ Douglas G. Ober     /s/ Joseph M. Truta
___________________     ___________________
Douglas G. Ober,        Joseph M. Truta,

Chairman and Chief      President
Executive Officer

October 16, 1998

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                         September 30, 1998 (unaudited)

Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $740,990,287)                           $1,305,387,073
  Non-controlled affiliate, Petroleum & Resources
    Corporation (cost $22,153,015)                    38,519,791
  Short-term investments (cost $74,023,292)           74,023,292  $1,417,930,156
----------------------------------------------------------------
Cash                                                                     108,900
Collateral for securities loaned                                      84,760,737
Receivables:
  Investment securities sold                                             145,615
  Dividends and interest                                               1,701,280
Prepaid expenses and other assets                                      4,205,750
--------------------------------------------------------------------------------
    Total Assets                                                   1,508,852,438
--------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                           15,045
Open option contracts at value (proceeds $641,653)                       710,038
Payable upon return of securities loaned                              84,760,737
Accrued expenses                                                       2,457,704
--------------------------------------------------------------------------------
    Total Liabilities                                                 87,943,524
--------------------------------------------------------------------------------
    Net Assets                                                    $1,420,908,914
================================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized 75,000,000
 shares; issued and outstanding 49,949,239 shares                 $   49,949,239
Additional capital surplus                                           704,167,465
Undistributed net investment income                                    3,343,807
Undistributed net realized gain on investments                        82,753,226
Unrealized appreciation on investments                               580,695,177
--------------------------------------------------------------------------------
    Net Assets Applicable to Common Stock                         $1,420,908,914
================================================================================
    Net Asset Value Per Share of Common Stock                             $28.45
================================================================================

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                Nine Months Ended September 30, 1998 (unaudited)

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                                                  $ 14,126,554
      From non-controlled affiliate                                                                   595,696
    Interest                                                                                        4,427,592
-------------------------------------------------------------------------------------------------------------
      Total income                                                                                 19,149,842
-------------------------------------------------------------------------------------------------------------
  Expenses:
    Investment research                                                                               603,780
    Administration and operations                                                                     423,088
    Directors' fees                                                                                   134,250
    Reports and stockholder communications                                                            186,598
    Transfer agent, registrar and custodian expenses                                                  262,889
    Auditing services                                                                                  37,581
    Legal services                                                                                     22,642
    Occupancy and other office expenses                                                               181,000
    Travel, telephone and postage                                                                     101,255
    Other                                                                                             190,510
-------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                2,143,593
-------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                        17,006,249
-------------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                                                       82,106,179
  Net realized gain distributed by regulated investment company (non-controlled affiliate)             91,646
  Change in unrealized appreciation on investments                                                (84,483,859)
-------------------------------------------------------------------------------------------------------------
      Net Loss on Investments                                                                      (2,286,034)
-------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                                    $14,720,215
=============================================================================================================



                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Nine Months          Year Ended
                                                              Ended Sept. 30, 1998   Dec. 31, 1997
                                                                   (unaudited)
From Operations:
  Net investment income                                           $ 17,006,249      $   20,784,601
  Net realized gain on investments                                  82,197,825          71,696,127
  Change in unrealized appreciation on investments                 (84,483,859)        242,729,911
--------------------------------------------------------------------------------------------------
    Change in net assets resulting from operations                  14,720,215         335,210,639
--------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
  Net investment income                                            (15,484,264)        (21,136,073)
  Net realized gain from investment transactions                    (2,497,462)        (73,015,523)
--------------------------------------------------------------------------------------------------
    Decrease in net assets from distributions                      (17,981,726)        (94,151,596)
--------------------------------------------------------------------------------------------------
From Capital Share Transactions:
  Value of common shares issued in payment of optional distributions   -0-              44,350,986
--------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                         (3,261,511)        285,410,029
Net Assets:
  Beginning of period                                            1,424,170,425       1,138,760,396
--------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment
    income of $3,343,807 and $1,821,822, respectively)          $1,420,908,914      $1,424,170,425
==================================================================================================

The accompanying notes are an integral part of the financial statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. Significant Accounting Policies
The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes
The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 1998 was $837,389,467, and net unrealized appreciation aggregated $581,182,342, of which the related gross unrealized appreciation and depreciation were $622,368,122 and $41,185,780, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions
Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 1998 were $210,196,011 and $257,139,034, respectively. Option transactions comprised an insignificant portion of operations during the period ended September 30, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock
The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the nine months ended September 30, 1998.

The Company has 10,000,000 unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1998, 312,118 options were outstanding, with a weighted average exercise price of $13.6549 per share. During the nine months ended September 30, 1998, the Company granted options including stock appreciation rights for 28,368 shares of common stock with an exercise price of $25.375; stock appreciation rights relating to 49,226 stock option shares were exercised at a weighted average market price of $26.1334 per share and the stock options relating to those rights, which had a weighted average exercise price of $11.9102 per share, were cancelled. In addition, stock options and stock appreciation rights relating to 36,959 shares, which had a weighted average exercise price of $16.1834, were cancelled. At September 30, 1998, there were outstanding exercisable options to purchase 50,202 common shares at $6.435-$18.770 per share (weighted average price of $12.5237), and unexercisable options to purchase 204,099 common shares at $11.715-$25.325 per share (weighted average price of $15.4599). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 5.7631 years and 6.5002 years, respectively. Total compensation expense recognized for the nine months ended September 30, 1998 related to the stock options and stock appreciation rights plan was $(235,163). At September 30, 1998, there were 932,078 shares available for future option grants.

5. Retirement Plans
The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 1998 was $424,084, and consisted of service expense of $139,520, interest expense of $194,797, expected return on plan assets of $599,140, and a net amortization credit of $159,261.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate and the expected rate of annual compensation increases were 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the accumulated benefit obligation, including vested benefits, was $2,956,682. The fair value of the plan assets was $10,137,850 and the projected benefit obligation for service rendered to date was $3,809,875, which resulted in excess plan assets of $6,327,975. The remaining components of prepaid pension cost at January 1, 1998 included $2,235,823 in unrecognized net gain, $432,583 in unrecognized prior service cost and $383,688 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at September 30, 1998 was $4,031,659.

In addition, the Company has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

--------------------------------------------------------------------------------

6. Expenses
The cumulative amount of accrued expenses at September 30, 1998 for employees and former employees of the Company was $2,332,468. Aggregate remuneration paid or accrued during the nine months ended September 30, 1998 to officers and directors amounted to $783,250.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $353,682 for the nine months ended September 30, 1998.

7. Portfolio Securities Loaned
The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 1998, the Company had outstanding loans of $79,012,096 and held collateral of $84,760,737.

8. Year 2000
The Company along with other investment companies and financial institutions could be adversely affected if computer systems do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps designed to address the Year 2000 issue as far as its own computer systems are concerned. We have also requested assurances from our service providers that they are taking comparable steps. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. There is no assurance, nevertheless, that any adverse impact on the Company will be avoided.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                         Nine Months Ended
                                        -------------------
                                            (unaudited)                       Year Ended December 31
                                       Sept. 30,    Sept. 30,   --------------------------------------------
                                         1998         1997      1997        1996      1995     1994      1993
                                       --------     --------    ----        ----      ----     ----      ----
Per Share Operating Performance
Net asset value, beginning of period     $28.51      $23.71     $23.71      $21.36    $17.98   $19.78    $20.48
---------------------------------------------------------------------------------------------------------------
Net investment income                      0.34        0.32       0.43        0.52      0.50     0.51      0.48
Net realized gains and change in
  unrealized appreciation and other
  changes                                 (0.04)       5.81       6.33        3.55      4.54    (0.71)     1.18
---------------------------------------------------------------------------------------------------------------
Total from investment operations           0.30        6.13       6.76        4.07      5.04    (0.20)     1.66
Less distributions
Dividends from net investment
  income                                  (0.31)      (0.27)     (0.44)      (0.52)    (0.52)   (0.50)    (0.45)
Distributions from net realized gains     (0.05)      (0.09)     (1.52)      (1.20)    (1.14)   (1.10)    (1.18)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (0.36)      (0.36)     (1.96)      (1.72)    (1.66)   (1.60)    (1.63)
Dilution resulting from the rights
  offering                                   --          --         --          --        --       --     (0.73)
Net asset value, end of period           $28.45      $29.48     $28.51      $23.71    $21.36   $17.98    $19.78
===============================================================================================================
Per share market price, end of period    $23.125     $24.75     $24.1875    $19.75    $18.50   $15.625   $17.875
Total Investment Return
Based on market price                     (3.1)%      27.4%       33.1%      16.4%     29.5%    (3.7)%    (2.7)%
Ratios/Supplemental Data
Net assets, end of period (in 000's)  $1,420,909  $1,416,248  $1,424,170 $1,138,760  $986,231  $798,298 $840,610
Ratio of expenses to average
  net assets                               0.19%+      0.39%+     0.39%      0.34%      0.46%    0.33%     0.36%
Ratio of net investment income to
  average net assets                       1.51%+      1.60%+     1.61%      2.30%      2.51%    2.65%     2.33%
Portfolio turnover                        19.18%+     21.73%+    17.36%     19.60%     23.98%   19.23%    21.40%
Average brokerage commission rate         $0.06       $0.06      $0.06       $0.07        --       --        --
Number of shares outstanding at
  end of period (in 000's)                49,949      48,037     49,949     48,037     46,166   44,390    42,498

---------
+ Ratios presented on an annualized basis.

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                         September 30, 1998 (unaudited)



                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
Stocks And Convertible
  Securities -- 94.5%
 Basic Materials -- 2.2%
  Consolidated Papers, Inc.               225,000     $  5,653,125
  du Pont (E.I.) de
    Nemours & Co.                         250,000       14,062,500
  Mead Corp.                              400,000       11,775,000
                                                    --------------
                                                        31,490,625
                                                    --------------
 Capital Goods  -- 9.2%
  Boeing Co.                              198,400        6,807,600
  Caterpillar Inc.                        270,000       12,015,000
  Corning, Inc.                           445,000       13,099,687
  Deere & Co.                             280,000        8,470,000
  Dover Corp.                             260,000        8,027,500
  Emerson Electric Co.                     73,000        4,544,250
  General Electric Co.                    655,000       52,113,438
  The BFGoodrich Co.                      110,000        3,609,375
  Minnesota Mining &
    Manufacturing Co.                     170,000       12,526,875
  Pall Corp.                              450,000        9,984,375
                                                    --------------
                                                       131,198,100
                                                    --------------
 Consumer -- 14.4%
  Consumer Distribution -- 2.0%
  American Stores Co.                     100,000        3,218,750
  Borders Group, Inc. (B)                 195,000        4,338,750
  Dillard's, Inc.                         200,000        5,662,500
  Penney (J.C.) Co., Inc.                 180,000        8,088,750
  Polo Ralph Lauren Corp. (B)             175,000        3,489,063
    Tiffany &Co.                          150,000        4,706,250
                                                    --------------
                                                        29,504,063
                                                    --------------
  Consumer Services  -- 3.1%
  Cracker Barrel Old Country
    Store, Inc.                           330,500        7,518,875+
  Houston Industries Inc. 7.00%
    Conv. DECS due 2000                   150,000       11,446,875
  McDonald's Corp.                        305,000       18,204,688
  MediaOne Group, Inc. (B)                150,000        6,665,625
                                                    --------------
                                                        43,836,063
                                                    --------------



                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
  Consumer Staples --  9.3%
  Best Foods Inc.                         255,000     $ 12,351,562
  Campbell Soup Co.                       380,000       19,071,250
  Coca-Cola Co.                           170,000        9,796,250
  Dean Foods Co.                          250,000       11,046,875
  Fort James Corp.                        450,000       14,765,625
  Gillette Co.                            439,120       16,796,340
  Interstate Bakeries Corp.               138,000        4,278,000
  Ivex Packaging Corp. (B)                510,000        7,395,000
  PepsiCo, Inc.                           295,000        8,684,063
  Procter & Gamble Co.                    230,000       16,358,750
  Ralston Purina
    7.00% SAILS due 2000                  180,000       11,160,000
                                                    --------------
                                                       131,703,715
                                                    --------------
 Energy -- 6.8%
  British Petroleum plc ADR               150,000       13,078,125
  Enron Corp. 6.25%
    Exch. Notes due 1998                  411,900        7,156,763
  Enron Corp.                             100,000        5,350,000
  Mobil Corp.                             120,000        9,112,500
  Petroleum & Resources
    Corporation (C)                     1,145,570       38,519,791
  Royal Dutch Petroleum Co.               180,000        8,572,500
  Schlumberger Ltd.                        88,400        4,497,350
  Unocal Capital Trust
    $3.125 Conv. Pfd.                     111,600        5,789,250+
  Williams Companies, Inc.                137,000        3,938,750
                                                    --------------
                                                        96,015,029
                                                    --------------
 Financial -- 18.1%
  Banking -- 11.3%
  Associates First Capital Corp. Ser. A   273,400       17,839,350
  Banc One Corp.                          330,000       14,004,375
  Federal Home Loan Mortgage Corp.        360,000       17,865,000
  Greenpoint Financial Corp.              425,000       13,546,875
  Investors Financial Services Corp.      240,000       11,760,000+
  Mellon Bank Corp.                       210,000       11,550,000
  National City Corp.                      80,000        5,275,000
  Norwest Corp.                           550,000       19,800,000
  Peoples Heritage Financial Group        474,000        8,502,375+
  Provident Bankshares Corp.              289,405        7,343,657+
  Southwest Bancorp. of Texas, Inc. (B)   350,000        5,468,750+
  Wachovia Corp.                          190,000       16,197,500
  Wilmington Trust Corp.                  210,000       10,920,000+
                                                    --------------
                                                       160,072,882
                                                    --------------

--------------------------------------------------------------------------------
                         September 30, 1998 (unaudited)

                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
  Insurance -- 6.8%
  AMBAC Financial Group, Inc.             379,600     $ 18,220,800
  American International Group, Inc.      405,000       31,741,875
  Annuity & Life Re (Holdings), Ltd. (B)  700,000       13,825,000+
  Reinsurance Group of America, Inc.      299,850       17,672,409
  Salomon Smith Barney Holdings, Inc.
    7.625% Exch. Notes due 1999 (D)       375,000       15,000,000
                                                    --------------
                                                        96,460,084
                                                    --------------
 Health Care -- 13.6%
  Drugs -- 10.1%
  ALZA Corp. (B)                          500,000       21,687,500
  American Home Products                  305,000       16,050,625
  Chiron Corp. (B)                        435,000        8,645,625+
  Elan Corp., plc ADR (B)                 350,000       25,221,875
  Forest Laboratories, Inc. (B)           330,000       11,343,750
  Lilly (Eli) & Co.                       310,000       24,276,875
  Merck & Co., Inc.                       170,000       22,025,625
  SmithKline Beecham plc ADR              260,000       14,235,000
                                                    --------------
                                                       143,486,875
                                                    --------------
  Medical Supplies and Services -- 3.5%
  Abbott Laboratories                     480,000       20,850,000
  American Retirement Corp.
    5.75% Conv. Sub. Debs.
    due 2002                           $4,000,000        3,440,000
  American Retirement Corp. (B)           151,100        2,351,494
  Integrated Health Services, Inc.
    5.75% Conv. Sub. Debs. due 2001    $6,675,000        5,573,625
  Integrated Health Services, Inc.        180,564        3,058,302
  Sunrise Assisted Living, Inc. (B)       440,000       15,097,500+
                                                    --------------
                                                        50,370,921
                                                    --------------
 Technology -- 14.6%
  Communication Equipment  -- 4.5%
  Ericsson (L.M.) Telephone Co. 4.25%
    Conv. Sub. Debs. due 2000            $120,000          600,000+
  Ericsson (L.M.) Telephone Co. ADR       750,000       13,781,250+
  Lucent Technologies Inc.                105,000        7,271,250
  Motorola, Inc. LYONs due 2009          $650,000          507,000
  Motorola, Inc.                          150,000        6,431,250
  Nokia Corp. Pfd. ADR                    300,000       23,475,000
  Northern Telecom Ltd.                   380,000       12,183,750
                                                    --------------
                                                        64,249,500
                                                    --------------
    Computer Related -- 7.0%
  Affiliated Computer Services, Inc. (B)  63,500         1,936,750
  Cisco Systems, Inc. (B)                468,750        28,974,609+
  DST Systems Inc. (B)                   360,000        18,990,000
  First Data Corp.                       343,980         8,083,530
  Hewlett-Packard Co.                    275,000        14,557,813
  QRS Corp. (B)                          425,000        13,546,875+
  Sterling Commerce, Inc. (B)            400,000        13,850,000
                                                    --------------
                                                        99,939,577
                                                    --------------




                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
  Electronics -- 3.1%
  Intel Corp.                             170,000   $   14,577,500+
  Solectron Corp. (B)                     600,000       28,875,000
                                                    --------------
                                                        43,452,500
                                                    --------------
 Transportation -- 2.5%
  Delta Air Lines, Inc.                   150,071       14,594,405
  FDX Corp. (B)                           260,000       11,651,250
  Ryder System, Inc.                      400,000        9,950,000
                                                    --------------
                                                        36,195,655
                                                    --------------
 Utilities -- 13.1%
  Electric And Gas Utilities -- 6.0%
  Black Hills Corp.                       555,000       14,915,625
  CINergy Corp.                           300,000       11,475,000
  Endesa, S.A. ADR                        450,000        9,900,000
  LG&E Energy Corp.                       400,000       11,100,000
  New Century Energy                      250,000       12,171,875
  TECO Energy, Inc.                       300,000        8,568,750
  United Water Resources Inc.             600,000       10,200,000
  Washington Gas Light Co.                257,000        7,115,688
                                                    --------------
                                                        85,446,938
                                                    --------------
  Telephone Utilities -- 7.1%
  AirTouch Communications, Inc. (B)       115,000        6,555,000
  Ameritech Corp.                         310,000       14,725,000
  BellSouth Corp.                         220,000       16,555,000
  MCI WorldCom, Inc. (B)                  420,000       20,527,500+
  MediaOne Group, Inc. 6.25% PIES
    due 2001                               85,000        4,749,375
  Nextel Communications Inc. (B)          140,000        2,826,250+
  Qwest CommunicationsInternational,
    Inc. (B)                              536,406       16,796,212+
  SBC Communications Inc.                 400,000       17,750,000
                                                    --------------
                                                       100,484,337
                                                    --------------
 Total Stocks and Convertible
  Securities
  (Cost $763,143,302)(E)                             1,343,906,864
                                                    --------------

--------------------------------------------------------------------------------
                         September 30, 1998 (unaudited)

                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
Short-Term Investments -- 5.2%
  U.S. Government Obligations -- 1.4%
  U.S. Treasury Bills,
    4.92%, due 11/27/98               $20,000,000   $   19,844,737
                                                    --------------

  Certificates of Deposit -- 0.7%
  Harris Trust & Savings Bank,
    5.45%, due 10/22/98                 5,000,000        5,000,000
    Old Kent Bank, 5.40%,
    due 10/29/98                        5,000,000        5,000,000
                                                    --------------
                                                        10,000,000
                                                    --------------
  Commercial Paper -- 3.1%
  Chevron UK Investment PLC,
    5.52%, due 10/23/98                 8,040,000        8,012,878
  Deere (John) Capital Corp.,
    5.25-5.30%,
    due 10/8/98-10/22/98                4,742,000        4,730,738




                                         Prin. Amt.
                                         or Shares       Value(A)
                                         ----------      --------
  Ford Motor Credit Corp.,
    5.54%, due 10/8/98                $ 9,221,000      $ 9,211,067
  General Electric Capital Corp.,
    5.38-5.53%,
    due 10/1/98-10/2/98                11,620,000       11,619,359
  Texaco Inc., 5.33-5.53%,
    due 10/2/98-10/15/98               10,615,000       10,604,513
                                                    --------------
                                                        44,178,555
                                                    --------------

Total Short-Term Investments
  (Cost $74,023,292)                                    74,023,292
                                                    --------------
Total Investments
  (Cost $837,166,594)                                1,417,930,156
  Cash, receivables and other
    assets, less liabilities                             2,978,758
                                                    --------------
Net Assets -- 100.0%                                $1,420,908,914
                                                    ==============


==================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the Toronto Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Presently non-dividend paying.
(C) Non-controlled affiliate.
(D) Restricted security (Salomon Smith Barney Holdings, Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100).
(E) The aggregate market value of stocks held in escrow at September 30, 1998 covering open call option contracts written was $7,822,525. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $13,841,250.



                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                                 Net     Dividends    Distributions
                                                                Asset      from           from
                                                   Common       Value  Net Investment  Net Realized
                                    Value of       Shares        per      Income          Gains
Dec. 31                             Net Assets   Outstanding    Share    per Share      per Share
-------                           -------------  -----------   ------- -------------- -------------
1988............................. $ 455,825,580   28,295,508   $16.11       $.50          $1.32
1989.............................   550,091,129   29,982,939    18.35        .70           1.36
1990.............................   529,482,769   31,479,340    16.82        .66           1.06
1991.............................   661,895,779   32,747,497    20.21        .54           1.09
1992.............................   696,924,779   34,026,625    20.48        .46           1.16
1993.............................   840,610,252   42,497,665    19.78        .45           1.18
1994.............................   798,297,600   44,389,990    17.98        .50           1.10
1995.............................   986,230,914   46,165,517    21.36        .52           1.14
1996............................. 1,138,760,396   48,036,528    23.71        .52           1.20
1997............................. 1,424,170,425   49,949,239    28.51        .44           1.52
September 30, 1998 (unaudited)... 1,420,908,914   49,949,239    28.45        .31            .05

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
          During the Three Months Ended September 30, 1998 (unaudited)

                                                            Shares
                                            -----------------------------------------
                                                                           Held
                                            Additions    Reductions    Sept. 30, 1998
                                            ---------    ----------    --------------
American Home Products                       155,000                      305,000
American International Group, Inc.           135,000(1)                   405,000
Dean Foods Co.                               150,000                      250,000
Fort James Corp.                             100,000                      450,000
Cisco Systems, Inc.                          156,250(1)      10,000       468,750
Corning, Inc.                                105,000                      445,000
Greenpoint Financial Corp.                   541,100        116,100       425,000
Ivex Packaging Corp.                         110,000                      510,000
MediaOne Group, Inc., 6.25% PIES due 2001     85,000                       85,000
QRS Corp.                                     75,000                      425,000
Williams Companies, Inc.                     137,000                      137,000
AirTouch Communications, Inc.                                85,000       115,000
DST Systems Inc.                                             40,000       360,000
Ericsson (L.M.)Telephone Co. ADR                             40,000       750,000
GTECorp.                                                    250,000           --
IKON Office Solutions, Inc.                                 353,700           --
Kimberly-Clark Corp.                                        340,000           --
Life Technologies, Inc.                                     307,500           --
MCN Energy Group Inc.                                       226,000           --
Minnesota Mining &Manufacturing Co.                          30,000       170,000
Merck & Co., Inc.                                            40,000       170,000
NationsBank Corp.                                           300,000           --
Norwest Corp.                                                70,000       550,000


---------
(1) By stock split.



                            ------------------------
                                  COMMON STOCK
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                           THE ADAMS EXPRESS COMPANY
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286

          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                         SHAREHOLDER INFO AND SERVICES
-------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE
The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March, June, and September 1st, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTION BY NOTIFYING THEIR BROKERAGE HOUSE REPRESENTATIVE.

BuyDIRECT(SM)*
BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares without going through a broker. Direct purchase plans are growing in popularity and Adams Express is pleased to be one of the first closed-end funds to offer such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan are the same fees that you have been paying under the previous reinvestment plan and have not increased since 1973.


Initial Enrollment                                                  $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
  Service Fee                                        $2.50 per investment
  Brokerage Commission                                    $0.05 per share

Reinvestment of Dividends**
  Service Fee                                      10% of amount invested
                                        (maximum of $2.50 per investment)
  Brokerage Commission                                    $0.05 per share

Sale of Shares
  Service Fee                                                      $10.00
  Brokerage Commission                                    $0.05 per share

Deposit of Certificates for safekeeping                          Included

Book to Book Transfers                                           Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                          $500.00
Minimum optional investment
  (existing holders)                                               $50.00
Maximum per transaction                                        $25,000.00
Maximum per year                                                     NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                 --------------
      The Company                                   The Transfer Agent
      The Adams Express Company                     The Bank of New York
      Lawrence L. Hooper, Jr.,                      Shareholder Relations
      Secretary and General Counsel                   Dept.-8W
      Seven St. Paul Street,                        P.O. Box 11258
        Suite 1140                                  Church Street Station
      Baltimore, MD 21202                           New York, NY 10286
      (800) 638-2479                                (800) 432-8224
      Website:                                      Website:
      www.adamsexpress.com                          http://stock.bankofny.com
      E-mail:                                       E-mail:
      contact @adamsexpress.com                     Shareowner-svcs@
                                                      bankofny.com





*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gains distribution.


10